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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): MARCH 12, 1997 (MARCH 5, 1997)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



   MARYLAND                         1-12844                       58-1468053
(State or Other                 (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                     Identification
Incorporation)                                                      Number)


               3340 PEACHTREE ROAD, N.E.
               SUITE 1530
               ATLANTA, GEORGIA                                     30326
               (Address of Principal Executive Offices)           (Zip Code)


                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                 (Former Name)

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ITEM 5.  OTHER EVENTS.

              On March 5, 1997, the Company entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. (collectively, the "Underwriters") relating to the sale by the Company to the Underwriters of 2,400,000 shares of the Company's common stock $.01 par value per share (the "Common Stock"), at a price of $29.00 per share, which closed on March 11, 1997. The Company has granted the Underwriters a 30-day option to purchase up to 360,000 additional shares of Common Stock solely to cover over-allotments, if any. A registration statement pertaining to these securities has been filed with the Securities and Exchange Commission and was declared effective on May 11, 1995. A related registration statement on Form S-3 pertaining to these securities was filed with the Securities and Exchange Commission pursuant to Rule 462(b) on March 6, 1997.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              (C)   EXHIBITS.



  Exhibit No.                    Description
  -----------                    -----------
      1             Underwriting Agreement by and between the Company and
                    Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                    A.G. Edwards & Sons, Inc.

      5             Opinion of Waller Lansden Dortch & Davis, A Professional
                    Limited Liability Company

      8             Tax Opinion of Waller Lansden Dortch & Davis, A
                    Professional Limited Liability Company

      23            Consent of Waller Lansden Dortch & Davis, A Professional
                    Limited Liability Company (included in Exhibits 5 and 8)









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JDN REALTY CORPORATION



                                        By:  /s/ William J. Kerley
                                             ----------------------------------
                                             William J. Kerley
                                             Chief Financial Officer

Date: March 11, 1997














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                               INDEX TO EXHIBITS


  Exhibit No.                   Description
  -----------                   -----------
      1             Underwriting Agreement by and between the Company and
                    Merrill Lynch, Pierce, Fenner & Smith Incorporated
                    and A.G. Edwards & Sons, Inc.

      5             Opinion of Waller Lansden Dortch & Davis, A Professional
                    Limited Liability Company

      8             Tax Opinion of Waller Lansden Dortch & Davis, A
                    Professional Limited Liability Company

      23            Consent of Waller Lansden Dortch & Davis, A Professional
                    Limited Liability Company (included in Exhibits 5 and 8)















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